Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

FIRST AMENDED AND RESTATED EXCLUSIVE SUPPLY AGREEMENT

This First Amended and Restated Exclusive Supply Agreement (“Agreement”) is hereby made effective on this 18th day of July, 2014 (“Effective Date”), between Myos Corporation, a Nevada Corporation, having an address of Cedar Knolls, NJ 07927 (hereinafter “Customer”) and DIL Technologie GmbH, a German Company having a business address at Prof.-von-Klitzing-Str. 7, D – 49610 Quakenbrück, Germany (“Manufacturer”), and is intended to amend and replace the Exclusive Supply Agreement entered into between the Parties on June 24, 2013 in its entirety.

WHEREAS, the Parties agree as follows:

1.	WORK

Manufacturer agrees to use its best efforts to perform the work (hereinafter “Work”) pursuant to ongoing and regular supply terms discussed and agreed upon between the Parties, as initially determined herein. The Parties agree Work shall mean the procurement of fertilized chicken egg yolk, via a process and form as defined in Exhibit A (the “Product”).

From time to time, as requested by Customer, Manufacturer may further process, blend or otherwise modify the Product either directly, or through a third party. In particular, Customer may request, and Manufacturer shall produce, the Product in a blended form such as the blended form defined in Exhibit B (the “Blended Product”). The Parties shall work together in good faith in the event any other forms of Product are requested.

2.	REQUIREMENTS FOR PURCHASING

2.1	Ongoing and Regular Order Commitments

The Parties agree that an ongoing and regular supply order will yield the most cost effective pricing and supply efficiency. As such, the Parties agree the Manufacturer will manufacture a set quantity of the Product on a monthly basis, and have such Product available for shipment upon completion thereof.

2.1.1 Remainder of [***]

From the Effective Date of this Agreement, through [***], the Parties agree approximately [***] kg of Product shall be manufactured and delivered to Customer, with approximately even amounts shipped monthly (i.e., approx. [***] kg/month).

2.1.2 Calendar Years [***]

For each of calendar years [***], the Parties agree to a minimum of [***] kg of Product shall be manufactured and delivered to Customer, with approximately even amounts shipped monthly (i.e., approx. [***] kg/month).

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

2.2	Modifications to Quantity or Form of Product.

In the event the Customer requests an increase in the quantity of Product, the Customer must make such request in writing or via electronic mail, and the Manufacturer shall notify the Customer of the approximate lead time, not to exceed three months, necessary to implement such a change. The Parties agree to work together in good faith to implement any necessary changes in the order quantity as expeditiously and cost effectively as possible. The Parties acknowledge and agree Manufacturer’s current maximum capacity for manufacturing the Product for Customer is approximately [***] kg/month, and upon request and reasonable notice, Manufacturer can increase capacity to such amounts.

2.3	Exclusivity

During the Term of this Agreement, the Parties agree Manufacturer shall only manufacture, develop or produce Product for Customer or for Customer’s commercial benefit, if specifically authorized by Customer. However, nothing herein shall preclude Manufacturer from using Product for non-commercial purposes to further its own research advancements.

3.	SHIPMENTS

All Products delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in accordance with industry standards in sealed containers/bags, marked for shipment to Customer’s requested destination, and delivered to a carrier or forwarding agent, as determined by Customer. Shipment will be F.O.B at Manufacturer, or Manufacturer’s designated facility, and all freight, insurance, and other shipping expenses, as well as any special packing expenses not included in the original price quotation for the Products will be paid by Customer.

4.	cGMP COMPLIANCE, CERTIFICATE OF ANALYSIS AND WARRANTIES

4.1	cGMP Compliance

Manufacturer agrees that all Products made hereunder shall be manufactured in accordance with cGMP Compliance standards. In particular, Manufacturer agrees to comply with cGMP batch record keeping standard as set forth by German Good Manufacturing Practice standards for foodstuffs. The Parties agree the resulting Product or Blended Product shall also be in specific compliance with the standards set forth in Exhibits C and D, respectively.

4.2	Certificate of Analysis

Manufacturer agrees to perform the necessary testing and analysis for each batch of Product or Blended Product manufactured and provide Customer with a Certificate of Analysis therewith. Such Certificate of Analysis for each batch shall include test results for various parameters listed in Exhibits C and D. Such Certificate of Analysis shall be signed and certified by a qualified employee of Manufacturer.

2

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

4.3	Certificate of Veterinarian

Manufacturer agrees to obtain the necessary certifications from a licensed German veterinarian for each batch of Product or Blended Product manufactured for purposes of exporting the Product from the European Union. Customer shall notify Manufacturer of the requisite certification standards pertaining to the importation of egg-based products from the European Union into the United States.

4.4	Express Warranty

(a)	Manufacturer warrants that the Product or the Blended Product will conform to all applicable product specifications as set forth herein and will be free from contamination, i.e., under the threshold limits established in Exhibit C and Exhibit D.

(b)	Upon any failure of a Product or Blended Product to comply with any and all applicable warranties, the Manufacturer shall promptly replace such quantity of Product or Blended Product at no additional cost, within thirty (60) days of written notification of such failure.

(c)	The warranties outlined in this Agreement are for the benefit of Customer only and are not assignable.

5.	PAYMENT TERMS, PRODUCT PRICING & CASH UPON SIGNING

5.1	Payment Terms

In consideration for the consistency in Product delivery, and discount in pricing, Customer shall pay for Product in accordance with the following schedule (within 5 business days of the dates set forth herein):

The Effective Date of this Agreement:	[***] kg
August 1, 2014:	[***] kg
September 1, 2014:	[***] kg
October 1, 2014:	[***] kg
January 1, 2015:	[***] kg
April 1, 2015:	[***] kg
July 1, 2015:	[***] kg
October 1, 2015:	[***] kg
January 1, 2016:	[***] kg
April 1, 2016:	[***] kg
July 1, 2016:	[***] kg
October 1, 2016:	[***] kg

5.2	Product Pricing

For the period between the Effective Date and [***], the Parties agree the price per kilogram of Product shall be [***] Euros ([***]€). For the period between [***], the Parties agree the price per kilogram of Product shall not exceed [***] Euros ([***]€). Manufacturer shall use its best efforts to reduce such price through cost savings with its vendors, which it shall pass through to Customer.

In the event Manufacturer is delivering Blended Product to Customer, as set forth herein, the Parties agree the price per kilogram of Blended Product shall be [***] Euros and [***] cents ([***]€) for the period between the Effective Date and [***]. For the period between [***] and [***], the Parties agree the price per kilogram of Blended Product shall not exceed [***] Euros and [***] cents ([***]€). Manufacturer shall use its best efforts to reduce such price through cost savings with its vendors, which it shall pass through to Customer.

3

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

5.3	True-Up at Each Payment

The Parties agree and acknowledge that commencing with the August 1, 2014 payment, the Parties shall “true-up” any outstanding overpayment/underpayment for Product actually delivered since the previous payment, at the rate applicable at the time of the advance. For example, if payment is made for [***] kg on the Effective Date hereof, and as of August 1, 2014, only [***] kg of Product are manufactured and delivered according to the terms hereunder, Customer shall have a credit of [***] kg @ [***]€/kg to be applied to the August 1, 2014 payment. In another example, if Customer receives [***] kg of Product between the Effective Date and [***], Customer shall pay for the additional [***] kg @ [***]€/kg, plus the advance for the following period.

5.4	Resolution of all Outstanding Balances

Any outstanding balance owed by Customer to Manufacturer as of the Effective Date shall be paid in full by Customer within 10 business days of the Effective Date hereof.

6.	IP ASSIGNMENT & ROYALTIES

6.1	Assignment of U.S. Patent Application

Upon execution of this Agreement, Manufacturer shall assign and hereby does assign United States Patent Application Serial No. 13/765,340 (the “U.S. Application”) to Customer, including all related rights associated therewith. Manufacturer shall execute the recordable assignment document (“Assignment”) for recordation at the United States Patent and Trademark Office (“USPTO”) , as set forth in Exhibit E, at the time of execution of this Agreement, so that the Parties may avoid the need to file this Agreement in its entirety with the USPTO. Manufacturer will execute any additional documents reasonably required to perfect such assignment recordations as well.

6.2	Royalty Payment

Upon expiration of the Term of this Agreement, for a period of [***] years thereafter (“Royalty Term”), to the extent Customer manufactures a product in the United States using a method protected by either the patent to issue from the U.S. Application (hereinafter “Patented Method”), Manufacturer shall be entitled to a royalty payment from Customer in the amount of [***] dollars ($[***] USD) per kilogram of Product produced by Customer during the Royalty Term in the United States.

In the event Customer manufactures a muscle health product using dried fertilized egg yolk in either the United States, using a method not covered by any of the Patented Methods, Manufacturer shall be entitled to a royalty payment from Customer in the amount of [***] ($[***] USD) per kilogram of Product produced by Customer during the Royalty Term.

4

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

6.2.1 Minimum Guaranteed Royalty

In consideration for assignment of the U.S. Application herein, Customer shall commit to a total guaranteed minimum royalty payment to Manufacturer of [***] dollars ($[***] USD). In the event the royalty payment, based on the terms above, falls short of the guaranteed minimum amount, Customer shall pay the difference between the guaranteed minimum amount, and any actual amount paid, within thirty (30) days from the end of the Royalty Term.

6.2.2 Maximum Royalty

During the Royalty Term, the Parties agree the maximum royalty amount Customer shall pay in consideration for assignment of the U.S. Application herein shall be [***] dollars ($[***] USD). For sake of clarity, over the course of the Royalty Term, in the event Customer pays royalties to Manufacturer under this Section 6 in the amount of [***] dollars ($[***] USD), no further royalties shall be due to Manufacturer for any purpose whatsoever.

6.3	Right of First Refusal to EU Patent Rights

Manufacturer is the owner of European Patent No. 12171561 (the “EP Patent”), which covers substantially similar subject matter as the U.S. Application, and as of the Effective Date, is valid in several European jurisdictions. The Parties agree, in the event a third party expresses bona fide interest in EU Patent (i.e., either to license or acquire the EU Patent) and Manufacturer agrees in principal to the same, at any time during the validity of the EU Patent, Manufacturer shall notify Customer of the same in writing, and shall offer Customer a right of first refusal to any potential transaction involving the EU Patent. Customer shall have one hundred twenty (120) days from the receipt of the written notice to review, analyze, and consider accepting its right of first refusal to such terms for the EU Patent. Manufacturer agrees any assignment or licensing of rights to the EU Patent to any third party, without following the right of first refusal terms herein, shall render such assignment or license null and void.

7.	TERM AND TERMINATION

7.1	Term

The term of this Agreement shall commence on the Effective Date, and shall continue through December 31, 2016. Upon request from Customer, this Agreement may be renewed for subsequent one year terms indefinitely unless terminated by either party giving thirty (90) days written notice prior to the expiration of any renewal term.

7.2	Termination

This Agreement may only be terminated by either party for cause upon written notice to the other party of a material breach hereof, or upon written agreement of the Parties. Upon receipt of such notification, the breaching party shall be permitted Sixty (60) days to cure any such breach. If after such sixty (60) days period the breaching party has not cured such breach, then the non-breaching party may terminate this Agreement immediately upon sending written notification of the same to the breaching party. Termination of this Agreement shall not affect the obligations of either Party that exist as of the date of termination.

5

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

8.	LIMITATIONS OF LIABILITY

8.1	Patents, Copyrights, Trade Secrets, Other Proprietary Rights

Each Party (“Indemnifying Party”) shall defend, indemnify, and hold harmless the other Party (“Indemnified Party”) from all claims, costs, damages, judgments, and attorney’s fees resulting from or arising out of any alleged and/or actual infringement or other violation of intellectual property rights in connection with the performance by the Indemnifying Party of its obligations under this Agreement (“Intellectual Property Rights”). The Indemnified Party shall promptly notify the Indemnifying Party in writing of the initiation of any such claims. In the event of any litigation, suit or other proceedings relating to or concerning such Intellectual Property Rights, the Indemnified Party shall permit the Indemnifying Party to assume the defense thereof, and cooperate with the Indemnifying Party with respect to such defense. If the Indemnifying Party elects not to assume the defense, the Indemnified Party shall have the right to seek, and have the Indemnifying Party pay for separate counsel representing the interests of Indemnified Party. Further, any and all settlements regarding such Intellectual Property Rights shall be approved in writing by an authorized representative of Indemnified Party.

THE FOREGOING STATES THE ENTIRE LIABILITY OF THE PARTIES TO EACH OTHER CONCERNING INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

8.2	No Other Liability

INDEPENDENT OF OR UNDER THE EXPRESS WARRANTIES CREATED UNDER THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES OF ANY KIND OR NATURE ARISING OUT OF THIS AGREEMENT OR THE SALE OF PRODUCTS, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING THE POSSIBILITY OF NEGLIGENCE, INTENTIONAL MISCONDUCT OR STRICT LIABILITY), OR OTHERWISE, EVEN IF THE ONE PARTY HAS BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE, AND EVEN IF ANY OF THE LIMITED REMEDIES IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE, IT BEING ACKNOWLEDGED BY THE PARTIES THAT THIS LIMITATION OF LIABILITY IS ESSENTIAL CONSIDERATION FOR ENTERING INTO AND PERFORMANCE OF THIS AGREEMENT.

8.3	Customer Responsible for U.S. Liability

Notwithstanding any of the above paragraphs, and for the avoidance of doubt, with the exception of willful or intentional acts or gross misconduct of Manufacturer, Customer shall be responsible for any liability occurring within the United States, arising from Manufacturer’s manufacture of Products in accordance with the terms of this Agreement.

9.	RESEARCH AND DEVELOPMENT COLLABORATION

The Parties agree the Research and Development Services Agreement, entered into between the Parties on September 20, 2013, shall remain in full force and effect for the duration of the term thereof, including all amendments formally made in writing and executed by both Parties.

6

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

10.	MISCELLANEOUS

10.1	Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings between the parties relating to such transactions, unless such prior agreements are expressly identified herein as remaining in full force and effect. Each Party shall hold the existence and terms of this Agreement confidential, unless it obtains the other Party’s express written consent otherwise, provided that Manufacturer may use Customer’s name as a reference unless otherwise instructed in writing by Customer.

10.2	Amendments

This Agreement may be amended only by a writing executed by authorized representatives of both parties.

10.3	Independent Contractor

Neither party shall, for any purpose, be deemed to be an agent of the other party nor shall the relationship between the parties only be that of independent contractors. Neither party shall have any right or authority to assume or create any obligations or to make any representations or warranties on behalf of any other party, whether express or implied, or to bind the other party in any respect whatsoever.

10.4	Expenses

In the event a dispute between the parties hereunder with respect to this Agreement must be resolved by litigation or other proceeding or a party must engage an attorney to enforce its right hereunder, the prevailing party shall be entitled to receive reimbursement for all associated reasonable costs and expenses (including, without limitation, attorney’s fees) from the other party.

10.5	Governing Law

This Agreement shall be governed by and construed under the laws of the United Kingdom.

10.6	Assignment

(a)	Neither party shall assign or transfer this Agreement, except as expressly provided herein, without the prior written consent of the other party; provided, however, that a Party may transfer or assign its rights and obligations under this Agreement in connection with a merger, reorganization, consolidation or sale of all or substantially all of its assets.

(b)	This Agreement shall be binding upon and inure to the benefit of the parties’ successors and assigns as permitted herein.

7

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

10.7	Customer’s Confidential Information

The Parties agree the Mutual Non-Disclosure Agreement executed between them prior to the date hereof, shall be incorporated herein as if written in full herein.

10.8	Notice

Any notice or other communication required or permitted hereunder shall, unless otherwise provided herein, be made in writing and shall be delivered personally or sent by an overnight delivery or courier service, by certified or registered mail (postage prepaid), by telegraph, by telex, by facsimile transmission, or by email to the address first specified in this Agreement or to such other address as either party may designate. Such notice or other communication shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if sent by overnight delivery or courier service, the day after sent, or if mailed, (3) days after the date of deposit in the mails.

10.9	Other

If any term or provision of the Agreement is declared to be invalid or unenforceable, it shall be deemed to be omitted or modified to the extent necessary to render it valid or enforceable, and the remainder of this Agreement shall continue in full force and effect. Failure of either party to enforce any provision hereof shall not be construed as a waiver thereof or prevent enforcement on any other occasion or of any other provisions. Headings are for reference only; and the use of the singular and plural number shall each be deemed to include the other as indicated by the context. All provisions in this Agreement which by their language, nature or context are intended to survive, such as without limitation, payment limitation of liability and indemnification provisions, shall survive any termination of this Agreement.

10.10	FORCE MAJEURE

In the event that either party is prevented from performing or is unable to perform any of its obligations under this Agreement (other than a payment obligation) due to any Act of God, fire, casualty, flood, earthquake, war, strike, lockout, epidemic, destruction of production facilities, riot, insurrection, material unavailability, electricity or other utility or telecommunication outage or suspension of services, or any other cause beyond the reasonable control of the party (or its selected vendors, affiliates, or the like) invoking this section, and if such party shall have used its best efforts to mitigate its effects, such party shall give prompt written notice to the other party, its performance shall be excused, and the time for the performance shall be extended for the period of delay or inability to perform due to such occurrences. Regardless of the excuse of Force Majeure, if such party is not able to perform within forty-five (45) days after such event, the other party may terminate this Agreement.

8

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

ACCEPTED AND AGREED TO:

FOR MYOS CORPORATION		FOR D.I.L.:

By:	/s/ Peter Levy	By:	/s/ Volker Heinz
Printed Name: Peter Levy		Printed Name: Volker Heinz
Title: President		Title: CEO

9